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                 ABN AMRO INSTITUTIONAL PRIME MONEY MARKET FUND

                                 ABN AMRO FUNDS
                                 CLASS Y SHARES
                                CLASS YS SHARES

                         SUPPLEMENT DATED MAY 19, 2003
                       TO PROSPECTUS DATED MARCH 1, 2003

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

The following information supplements the information located in the first paragraph of the "Shareholder Information - Purchasing Shares" section on page 12 of each Prospectus:

         ABN AMRO Institutional Prime Money Market Fund calculates the NAV each business day at 10:00 a.m., 12:00 p.m., 2:00 p.m. and 4:00 p.m. Eastern time.


The first sentence of the second paragraph under the "Shareholder Information - Purchasing Shares" section on page 12 of each Prospectus is deleted in its entirety and replaced with:

         Orders in "good order" placed prior to 10:00 a.m. (ABN AMRO Institutional Prime Money Market Fund) and 4:00 p.m. ET (all Funds) and for which payments are received in or converted into Federal Funds, and orders which are confirmed by telephonic confirmation will become effective at the next NAV determined on that day.




                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE.

         For more information, please call ABN AMRO Funds: 888-838-5132 or visit our Web site at www.abnamrofunds.com